Exhibit 99.1

NEWS RELEASE FOR IMMEDIATE RELEASE

Evergy Appoints Utility Industry Veteran C. John Wilder and
Former U.S. Senator Mary L. Landrieu to Board of Directors

Reaches Agreement with Bluescape Energy Partners and Elliott Investment Management
Reaffirms Commitment to Sustainability Transformation Plan (STP) and
Expected 6% to 8% EPS CAGR Through 2024
C. John Wilder to Chair Finance Committee of the Board

KANSAS CITY, Mo. – February 26, 2021 – Evergy, Inc. (NYSE: EVRG) today announced that it has entered into agreements with Bluescape Energy Partners LLC (“Bluescape”) and Elliott Investment Management L.P. (“Elliott”) and certain of their respective affiliates. As part of the Bluescape agreement, C. John Wilder, Executive Chairman of Bluescape, and former U.S. Senator Mary L. Landrieu, will join the Evergy Board of Directors, effective March 1. These appointments bring two highly qualified directors with deep industry experience and a wealth of public policy knowledge to the Evergy Board.

Additionally, the composition of the five-member Finance Committee will be amended such that its members are David Campbell, Paul Keglevic, Tony Isaac, Landrieu and Wilder, who will serve as chair. As Evergy aspires to achieve top quartile performance across its business, the charter of the Finance Committee has been amended to include competitive analysis and benchmarking of the Company’s key operating, customer, financial and sustainability performance metrics.

“Evergy has made significant advancements as a forward-thinking, sustainable energy company,” said Mark Ruelle, Evergy Board Chair. “Our Sustainability Transformation Plan positions Evergy to drive even higher performance across our organization, and this agreement brings additional expertise to support its execution. Both John and Mary have proven track records creating significant value for all stakeholders, and we welcome them to the Board.”

In connection with the agreement, Bluescape will be making an equity investment of approximately $115 million in the Company by purchasing newly issued Evergy common shares. Bluescape will have the option to purchase additional Evergy common shares over the next three years at a per share price that is 20% higher than the current per share market price.

Ruelle continued, “The STP will enable us to deliver best-in-class earnings growth, optimize capital allocation and significantly increase operational efficiencies. Bluescape’s investment represents a strong vote of confidence in Evergy, our team and the value we can achieve through this plan.”
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High Performance and the Sustainability Transformation Plan
Evergy reaffirmed the Company’s long-term earnings growth rate target of 6% to 8% per year from 2019 through 2024, consistent with top-performing utilities. Additionally, the Company looks forward to working with Wilder and Landrieu to implement the STP and to optimize the plan to generate industry-leading performance across the Company’s operating performance, financial performance and customer service functions. Evergy’s Board and leadership team are committed to executing the STP by:
•Continuing to improve regional rate competitiveness;
•Further advancing efficiency and operational performance, driving high performance in cost, operating metrics, and safety;
•Optimizing infrastructure investments, including updates to transmission and distribution infrastructure and customer-facing platforms, driving high performance in reliability and customer service;
•Developing and implementing a program to enable the sustainable transformation of the Company’s generation fleet, including investments in new renewable resources, while advancing the Company’s goals of reliability, sustainability, and affordability; and
•Continuing to focus on regulatory and stakeholder relationships to promote long-term policies that enhance reliability, sustainability, and affordability in Kansas and Missouri.
Evergy plans to hold an Investor Day in the third quarter of 2021 to update shareholders on the STP and the continued progress on its implementation.

“Continuous improvement is core to Evergy’s mission,” said David Campbell, Evergy President and Chief Executive Officer. “Through improved efficiency and operating performance, increased infrastructure investments, and the transition of our generation fleet, we will provide our customers with sustainable, reliable and affordable energy while driving superior shareholder value.”

“I am excited to join Evergy’s Board of Directors and make the most of this truly unique opportunity,” said Wilder. “I look forward to working with the Board, David, Kirk Andrews, Kevin Bryant, and the broader management team to refine and implement the STP for the benefit of all Evergy stakeholders. I believe Evergy can significantly improve its competitiveness with relentless execution of the STP, which will have the long-term benefit of making Evergy a more resilient and customer-centered company to thrive in the dramatically changing electric power industry.”

“We appreciate the constructive dialogue with Evergy’s Board, and more recently with David,” said Jeff Rosenbaum, Senior Portfolio Manager at Elliott. “We are pleased with Bluescape’s investment in Evergy. We believe that the appointment of Mary Landrieu to the Board and John Wilder’s new role as chair of the
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revamped Finance Committee will help the Company provide significant value for all stakeholders. We are confident that Evergy has the right plan and the right team in place.”

Pursuant to their agreements with the Company, Elliott and Bluescape have agreed to customary standstill, voting, and other provisions. The full agreement between Evergy and Bluescape, as well as Bluescape’s investment and the related agreements, will be filed on a Form 8-K with the SEC.

Advisors
Morgan Stanley & Co. LLC acted as lead financial advisor to Evergy and Goldman Sachs & Co. LLC also acted as financial advisor. Cravath, Swaine & Moore LLP is acting as legal advisor to Evergy.

About C. John Wilder
C. John Wilder is the Executive Chairman of Bluescape. Wilder serves on the boards of directors of several private portfolio companies. Wilder has previously served on the board of many private and public companies, including NRG and TXU Corp. He served in executive officer roles in TXU Corp., Entergy Corp., and Royal Dutch/Shell Group.

About Mary L. Landrieu
Senator Mary Landrieu served in the United States Senate for three terms, first elected in 1996. During her tenure, she was a member (and then Chair) of the Senate Energy and Natural Resources Committee, as well as a member of the Senate Armed Services Committee, the Appropriations Committee, and Chair of the Small Business and Entrepreneurship Committee. In her role as Chair of the Small Business Committee, she was the lead sponsor of the Small Business Jobs Act of 2010, which helped to create and retain over 650,000 American jobs. Prior to serving in the U.S. Senate, she served in the Louisiana State Legislature from 1979 - 1987. In 1987, she was elected State Treasurer and served with distinction for two terms. Senator Landrieu currently serves as Senior Policy Advisor at Van Ness Feldman LLP, a law and government relations firm, specializing in energy, environment and natural resources law. Senator Landrieu also serves on the Board of Directors of Tyler Technologies, Inc. (NYSE: TYL), where she serves on the nominating and governance committee.

About Evergy, Inc.
Evergy, Inc. (NYSE: EVRG) serves approximately 1.6 million customers in Kansas and Missouri. We were formed in 2018 when long-term local energy providers KCP&L and Westar Energy merged. We are a leader in renewable energy, supplying nearly half of the power we provide to homes and businesses from emission-free generation. We support our local communities where we live and work and strive to meet the needs of customers through energy savings and innovative solutions.
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About Elliott
Elliott Investment Management L.P. manages approximately $41.8 billion of assets. Its flagship fund, Elliott Associates, L.P., was founded in 1977, making it one of the oldest funds under continuous management. The Elliott funds' investors include pension plans, sovereign wealth funds, endowments, foundations, funds-of-funds, high net worth individuals and families, and employees of the firm.

About Bluescape
Bluescape, founded in 2007, is an alternative investment firm that leverages its private capital, global network, and superior thinking to deliver differentiated long term investment performance in the broader energy and utility sectors. Bluescape employs a unique approach and long-term perspective, helping position companies for growth and value creation by providing capital and strategic oversight with its multi-disciplined team of executive-level managers, operators, strategic consultants, and restructuring advisors. It thrives to uncover investments exhibiting high performance potential where it seeks to build lasting partnerships. Bluescape thrives to create positive impacts for all of its stakeholders through its capital, operational capabilities, and long-term ownership model.

Forward Looking Statements
Statements made in this release that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements relating to our strategic plan, including, without limitation, those related to earnings per share, dividend, operating and maintenance expense and capital investment goals; the outcome of legislative efforts and regulatory and legal proceedings; future energy demand; future power prices; plans with respect to existing and potential future generation resources; the availability and cost of generation resources and energy storage; target emissions reductions; and other matters relating to expected financial performance or affecting future operations. Forward-looking statements are often accompanied by forward-looking words such as “anticipates,” “believes,” “expects,” “estimates,” “forecasts,” “should,” “could,” “may,” “seeks,” “intends,” “proposed,” “projects,” “planned,” “target,” “outlook,” “remain confident,” “goal,” “will” or other words of similar meaning. Forward-looking statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the forward-looking information.
In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Evergy, Inc., Evergy Kansas Central, Inc. and Evergy Metro, Inc. (collectively, the Evergy Companies) are providing a number of risks, uncertainties and other factors that could cause actual results to differ from the forward-looking information. These risks, uncertainties and other factors include, but are not limited to: economic and weather conditions and any impact on sales, prices and costs; changes in business strategy or operations; the impact of federal, state and local political, legislative, judicial and regulatory actions or developments,
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including deregulation, re-regulation, securitization and restructuring of the electric utility industry; decisions of regulators regarding, among other things, customer rates and the prudency of operational decisions such as capital expenditures and asset retirements; changes in applicable laws, regulations, rules, principles or practices, or the interpretations thereof, governing tax, accounting and environmental matters, including air and water quality and waste management and disposal; the impact of climate change, including increased frequency and severity of significant weather events and the extent to which counterparties are willing to do business with, finance the operations of or purchase energy from the Evergy Companies due to the fact that the Evergy Companies operate coal-fired generation; prices and availability of electricity in wholesale markets; market perception of the energy industry and the Evergy Companies; the impact of the Coronavirus (COVID-19) pandemic on, among other things, sales, results of operations, financial condition, liquidity and cash flows, and also on operational issues, such as the availability and ability of our employees and suppliers to perform the functions that are necessary to operate the Evergy Companies; changes in the energy trading markets in which the Evergy Companies participate, including retroactive repricing of transactions by regional transmission organizations (RTO) and independent system operators; financial market conditions and performance, including changes in interest rates and credit spreads and in availability and cost of capital and the effects on derivatives and hedges, nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; the transition to a replacement for the London Interbank Offered Rate (LIBOR) benchmark interest rate; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of physical and cybersecurity breaches, criminal activity, terrorist attacks and other disruptions to the Evergy Companies’ facilities or information technology infrastructure or the facilities and infrastructure of third-party service providers on which the Evergy Companies rely; ability to carry out marketing and sales plans; cost, availability, quality and timely provision of equipment, supplies, labor and fuel; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays and cost increases of generation, transmission, distribution or other projects; the Evergy Companies’ ability to manage their transmission and distribution development plans and transmission joint ventures; the inherent risks associated with the ownership and operation of a nuclear facility, including environmental, health, safety, regulatory and financial risks; workforce risks, including those related to the Evergy Companies’ ability to attract and retain qualified personnel, maintain satisfactory relationships with their labor unions and manage costs of, or changes in, retirement, health care and other benefits; disruption, costs and uncertainties caused by or related to the actions of individuals or entities, such as activist shareholders or special interest groups, that seek to influence our strategic plan, financial results or operations; the possibility that strategic initiatives, including mergers, acquisitions and divestitures, and long-term financial plans, may not create the value that they are expected to achieve in a timely manner or at all; difficulties in maintaining relationships with customers, employees, regulators or suppliers; and other risks and uncertainties.
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This list of factors is not all-inclusive because it is not possible to predict all factors. Additional risks and uncertainties are discussed from time to time in current, quarterly and annual reports filed by the Evergy Companies with the Securities and Exchange Commission (SEC). Reports filed by the Evergy Companies with the SEC should also be read for more information regarding risk factors. Each forward-looking statement speaks only as of the date of the particular statement. The Evergy Companies undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Media:
Gina Penzig
Manager, External Communications
Phone: 785-575-8089
Gina.Penzig@evergy.com
Media line: 888-613-0003

Investors:
Cody VandeVelde
Director, Investor Relations
Phone: 785-575-8227
Cody.VandeVelde@evergy.com
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